UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2012

PMFG, INC.

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-34156	51-0661574
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14651 North Dallas Parkway, Suite 500

Dallas, Texas 75254

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 357-6181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 24, 2012, the Company issued a press release announcing that Warren R. Hayslip, the Company’s Executive Vice President and Chief Operating Officer, informed PMFG, Inc. (the “Company”) on August 20, 2012 that he intended to resign from his position with the Company. His resignation will be effective as of August 31, 2012.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by PMFG, Inc. dated August 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMFG, INC.

By:	/s/ Melissa G. Beare
Melissa G. Beare Vice President, General Counsel and Corporate Secretary

Date: August 24, 2012